UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 14, 2007

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2007, Advent Software, Inc. (the “Company”) appointed Craig Collins as Chief Financial Officer Designate effective December 31, 2007. In March 2008, after the filing of the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2007, Mr. Collins will assume the role of Chief Financial Officer (“CFO”). Pursuant to the terms of the employment offer letter (the “Offer Letter”) between Mr. Collins and the Company, Mr. Collins will receive a base salary of $300,000 per year and will be eligible to receive an annual bonus with a target of $150,000 based on company and individual performance. Mr. Collins will be granted 200,000 stock-settled stock appreciation rights on the 10th business day of the month following his first day of employment to vest under the Company’s standard schedule (over 5 years, with 20% vesting on the first anniversary of the grant date and the remainder vesting in equal installments over the remaining 48 months). As indicated in the Offer Letter attached hereto as Exhibit 99.1, he will be a participant in the Advent Executive Severance Plan, which was previously filed with the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2005, with the modifications indicated in the attached Offer Letter. Mr. Collins will also be eligible to participate in the Company’s standard benefits package, including medical, dental and vision plans, life insurance, disability coverage, the Company’s Employee Stock Purchase Plan and the 401(k) Retirement Savings Plan.

Prior to joining Advent, Mr. Collins, age 52, served as Executive Vice President and CFO at IronPort Systems from 2005 to 2007, where he led the company to prepare for a public offering and ultimately helped facilitate the merger of IronPort and Cisco Systems. Before IronPort, Mr. Collins was Executive Vice President of Corporate Development and CFO at Brio Software from 2002 to 2003, where he oversaw the merger with Hyperion Systems (now part of Oracle). Prior to that, Mr. Collins was Executive Vice President and CFO of CoSine Communications. Prior to that, Mr. Collins served as Vice President and CFO of Optical Coating Laboratory which was acquired by JDS Uniphase. Mr. Collins also spent 18 years at Hills Bros. Coffee/Nestle Beverage Co., where he served as Senior Vice President of Finance, Chief Information Officer and held several other positions in finance and information technology.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
99.1	Offer Letter between Craig Collins and Advent Software, Inc., dated December 5, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Stephanie G. DiMarco
Stephanie G. DiMarco Chief Executive Officer and President (Principal Executive Officer)

Dated: December 19, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Offer Letter between Craig Collins and Advent Software, Inc., dated December 5, 2007.